This filed pursuant to Rule 497(e).
File Nos. 333-120487 and 811-21673.

[GRAPHIC OMITTED]

The AllianceBernstein Pooling Portfolios
--------------------------------------------------------------------------------
                              PROSPECTUS - December 30, 2005
                              (as amended February 14, 2006)

                                          Pooling Portfolios
                                          >  U.S. Value
                                          >  U.S. Large Cap Growth
                                          >  Global Real Estate Investment
                                          >  International Value
                                          >  International Growth
                                          >  Short Duration Bond
                                          >  Intermediate Duration Bond
                                          >  Inflation Protected Securities
                                          >  High-Yield
                                          >  Small-Mid Cap Value
                                          >  Small-Mid Cap Growth

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
--------------------------
>Are Not FDIC Insured
--------------------------
>May Lose Value
>Are Not Bank Guaranteed

The Portfolios' investment adviser is Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 120 mutual funds. The Portfolios are available only to mutual funds advised by, and certain other institutional clients of, Alliance that seek to invest in a blend of asset classes.

                                TABLE OF CONTENTS

                                                                            Page
RISK/RETURN SUMMARY.........................................................   3
AllianceBernstein U.S. Value Portfolio......................................   4
AllianceBernstein U.S. Large Cap Growth Portfolio...........................   5
AllianceBernstein Global Real Estate Investment Portfolio...................   6
AllianceBernstein International Value Portfolio.............................   7
AllianceBernstein International Growth Portfolio............................   8
AllianceBernstein Short Duration Bond Portfolio.............................   9
AllianceBernstein Intermediate Duration Bond Portfolio......................  10
AllianceBernstein Inflation Protected Securities Portfolio..................  11
Alliance Bernstein High-Yield Portfolio.....................................  12
AllianceBernstein Small-Mid Cap Value Portfolio.............................  13
AllianceBernstein Small-Mid Cap Growth Portfolio............................  14
SUMMARY OF PRINCIPAL RISKS..................................................  15
PRINCIPAL RISKS BY PORTFOLIO................................................  16
FEES AND EXPENSES OF THE PORTFOLIOS.........................................  17
GLOSSARY....................................................................  18
DESCRIPTION OF THE PORTFOLIOS...............................................  19
Investment Objectives and Principal Policies................................  19
Description of Additional Investment Practices..............................  27
Additional Risk Considerations .............................................  33
MANAGEMENT OF THE PORTFOLIOS................................................  36
Investment Adviser..........................................................  36
Portfolio Managers..........................................................  37
Legal Proceedings...........................................................  39
PURCHASE AND SALE OF SHARES.................................................  41
How The Portfolios Value Their Shares.......................................  41
How To Buy Shares...........................................................  41
How To Sell Shares..........................................................  42
Frequent Purchases and Redemptions of
  Portfolio Shares..........................................................  42
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................  42
FINANCIAL HIGHLIGHTS........................................................  44
APPENDIX A: BOND RATINGS ...................................................  46

RISK/RETURN SUMMARY

The following is a summary of certain key information about The
AllianceBernstein Pooling Portfolios. Additional information about each Portfolio, including a detailed description of the risks of an investment in each Portfolio, appears after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies, principal risks and fees. Each Portfolio's Summary page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks is on page 15.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Be sure to read this additional information BEFORE investing. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

Past performance of a fund before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, investors may lose money by investing in the Portfolios.

AllianceBernstein U.S. Value Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:                    PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Long-term growth of capital.  The Portfolio invests primarily in a diversified portfolio of equity
                              securities of U.S. companies with
                              relatively larger market capitalizations as compared to the overall U.S. equity market.

                              The Portfolio's investment policies emphasize investment in companies that Alliance's Bernstein unit ("Bernstein") determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

                              Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by U.S.
                              companies.

                              Among the principal risks of investing in the Portfolio is market risk, which is the risk of losses from adverse changes in the stock market. Depending on the Portfolio's investments at a particular time, the Portfolio may also have industry/sector risk. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. issuer risk and currency risk.

                              PERFORMANCE INFORMATION

                              No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

AllianceBernstein U.S. Large Cap Growth Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:                    PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Long-term growth of capital.  The Portfolio invests primarily in equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. Unlike most equity funds, the Portfolio focuses on a relatively small number of large, intensively researched U.S. companies that Alliance believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments.

                              Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by large-cap U.S. companies. For these purposes, "large-cap U.S. companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $913 million to almost $379 billion as of November 30, 2005, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

                              Among the principal risks of investing in the Portfolio is market risk, which is the risk of losses from adverse changes in the stock market. Because the Portfolio invests in a smaller number of companies than many other equity funds, the Portfolio also has focused portfolio risk, which is the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. issuer risk and currency risk.

                              PERFORMANCE INFORMATION

                              No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

AllianceBernstein Global Real Estate Investment Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:                    PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Total return from a           The Portfolio invests primarily in equity
combination of income and     securities of real estate investment
long-term growth of capital.  trusts (called "REITs") and other real estate industry companies. Under normal
                              circumstances, the Portfolio invests at least 80% of its net assets in these types of securities.

                              The Portfolio's investment policies emphasize investment in real estate companies Bernstein believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

                              The Portfolio may invest up to 20% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.

                              The Portfolio may from time to time enter into currency futures contracts or currency forward contracts.

                              Among the principal risks of investing in the Portfolio are market risk, credit risk, and interest rate risk. Market risk is the risk of losses from adverse changes in the market. Credit risk is the risk that a security issuer or the counterparty to certain derivatives will be unable or unwilling to make timely payments of income or principal. Interest rate risk is the risk that changes in interest rates will affect the value of income-producing securities. Because the Portfolio invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates.

                              Because the Portfolio invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The Portfolio has many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

                              Because the Portfolio invests in
                              securities of non-U.S. issuers, it also
                              has non-U.S. issuer risk and currency
                              risk.

                              PERFORMANCE INFORMATION

                              No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

AllianceBernstein International Value Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:                    PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Long-term growth of capital.  The Portfolio invests primarily in a diversified portfolio of equity securities of non-U.S.
                              companies.

                              The Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

                              The Portfolio may from time to time enter into currency futures contracts or currency forward contracts.

                              Among the principal risks of investing in the Portfolio are market risk, non-U.S. issuer risk and currency risk. Market risk is the risk of losses from adverse changes in the stock market.

                              Investments in countries other than the United States may have more risk because their markets tend to be more volatile than the U.S. stock market. To the extent that the Portfolio invests a substantial amount of its assets in a particular country, an investment in the Portfolio has the risk that market changes or other events affecting that country may have a more significant effect on the Portfolio's net asset value. Because the Portfolio may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value.

                              The Portfolio is also subject to capitalization risk, or the risk that investments in smaller companies may be more volatile than investments in larger companies.

                              Depending on the Portfolio's investments at a particular time, the Portfolio may also have industry/sector risk. The Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

                              PERFORMANCE INFORMATION

                              No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

AllianceBernstein International Growth Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:                    PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Long-term growth of capital.  The Portfolio invests primarily in equity securities of non-U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of large, intensively researched, non-U.S. companies that Alliance believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments.

                              The Portfolio may from time to time enter into currency futures contracts or currency forward contracts.

                              Among the principal risks of investing in the Portfolio are market risk, non-U.S. issuer risk, and currency risk. Market risk is the risk of losses from adverse changes in the stock market.

                              Investments in countries other than the United States may have more risk because their markets tend to be more volatile than the U.S. stock market. To the extent that the Portfolio invests a substantial amount of its assets in a particular country, an investment in the Portfolio has the risk that market changes or other events affecting that country may have a more significant effect on the Portfolio's net asset value. Because the Portfolio may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value.

                              Because the Portfolio invests in a smaller number of companies than many other equity funds, the Portfolio also has focused portfolio risk, which is the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. The Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

                              PERFORMANCE INFORMATION

                              No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

AllianceBernstein Short Duration Bond Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:                    PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

A moderate rate of income     The Portfolio invests primarily in
that is subject to taxes.     investment-grade, U.S. Dollar denominated
                              debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in debt securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions.
                              Duration is a measure of sensitivity to interest rates and varies as obligors on debt securities prepay their obligations.

                              The Portfolio may invest in many types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities as well as other securities of U.S. and non-U.S. issuers.

                              Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Interest rate risk is the risk that changes in interest rates will affect the value of income-producing securities. Credit risk is the risk that a security issuer or the counterparty to certain derivatives will be unable or unwilling to make timely payments of income or principal. Market risk is the risk of losses from adverse changes in the market. The Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. issuer risk and currency risk.

                              PERFORMANCE INFORMATION

                              No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

AllianceBernstein Intermediate Duration Bond Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:                    PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

A moderate to high rate of    The Portfolio invests primarily in
income that is subject to     investment-grade, U.S. Dollar denominated
taxes.                        debt securities. Under normal
                              circumstances, the Portfolio invests at least 80% of its net assets in debt securities. The
                              Portfolio seeks to maintain a relatively longer duration of four to seven years under normal market conditions.

                              The Portfolio may invest in many types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities as well as other securities of U.S. and non-U.S. issuers.

                              Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Interest rate risk is the risk that changes in interest rates will affect the value of income-producing securities. Credit risk is the risk that a security issuer or the counterparty to certain derivatives will be unable or unwilling to make timely payments of income or principal. Market risk is the risk of losses from adverse changes in the market. Because the Portfolio invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates.

                              The Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. issuer risk and currency risk.

                              PERFORMANCE INFORMATION

                              No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

AllianceBernstein Inflation Protected Securities Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:                    PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

A total return that exceeds   The Portfolio invests primarily in U.S.
the rate of inflation over    dollar denominated inflation-indexed debt
the long term with income     securities of varying maturities issued
that is subject to taxes.     by the U.S. and non-U.S. governments,
                              their agencies or instrumentalities, and by corporations. Under normal circumstances, the
                              Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio seeks to maintain a duration within three years (plus or minus) of the duration of the Lehman Brothers U.S.
                              TIPS 1-10 year Index, which as of November 30,
                              2005 was 4.11 years.

                              Assets not invested in inflation-indexed bonds may be invested in other types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, and mortgage-related securities as well as other securities of U.S. and non-U.S. issuers.

                              Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Interest rate risk is the risk that changes in interest rates will affect the value of income-producing securities. Credit risk is the risk that a security issuer or the counterparty to certain derivatives will be unable or unwilling to make timely payments of income or principal. Market risk is the risk of losses from adverse changes in the market. The Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. issuer risk and currency risk.

                              PERFORMANCE INFORMATION

                              No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

AllianceBernstein High-Yield Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:                    PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

A high total return by        The Portfolio invests primarily in high
maximizing current income     yield debt securities. Under normal
and, to the extent            circumstances, the Portfolio invests at
consistent with that          least 80% of its net assets in these
objective, capital            types of securities.
appreciation.
                              The Portfolio invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

                              Among the principal risks of investing in the Portfolio are credit risk, interest rate risk and market risk. Credit risk is the risk that a security issuer or the counterparty to certain derivatives will be unable or unwilling to make timely payments of income or principal. High yield securities are considered to have speculative characteristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. Interest rate risk is the risk that changes in interest rates will affect the value of income-producing securities. Market risk is the risk of losses from adverse changes in the market. The Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. issuer risk and currency risk.

                              PERFORMANCE INFORMATION

                              No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

AllianceBernstein Small-Mid Cap Value Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:                    PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Long-term growth of capital.  The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 2500(TM) Value Index. While the market capitalizations of companies in the Russell 2500(TM) Value Index ranged from $57 million to approximately $11 billion as of November 30, 2005, the Portfolio normally will not invest in companies with market capitalizations exceeding $5 billion at the time of purchase. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities.

                              The Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

                              The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

                              Among the principal risks of investing in the Portfolio is market risk, which is the risk of losses from adverse changes in the stock market. The Portfolio is also subject to capitalization risk, or the risk that investments in mid-cap companies may be more volatile than investments in large-cap companies, and investments in smaller companies may be more volatile than investments in large-cap or mid-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources. Depending on the Portfolio's investments at a particular time, the Portfolio may also have industry/sector risk. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. issuer risk and currency risk.

                              PERFORMANCE INFORMATION

                              No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

AllianceBernstein Small-Mid Cap Growth Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:                    PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Long-term growth of capital.  The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, have market capitalizations in the greater of the range of companies constituting the Russell 2500(TM) Growth Index or between $1 and $6 billion. The market caps of companies in the Russell 2500(TM) Growth Index ranged from $31 million to $11 billion as of November 30, 2005. Because the Portfolio's definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities.

                              Normally, the Portfolio invests in U.S. companies that Alliance believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments.

                              The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

                              Among the principal risks of investing in the Portfolio is market risk, which is the risk of losses from adverse changes in the stock market. The Portfolio is also subject to capitalization risk, or the risk that investments in mid-cap companies may be more volatile than investments in large-cap companies, and investments in smaller companies may be more volatile than investments in large-cap or mid-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. issuer risk and currency risk.

                              PERFORMANCE INFORMATION

                              No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

--------------------------------------------------------------------------------

                           SUMMARY OF PRINCIPAL RISKS

--------------------------------------------------------------------------------

The value of an investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio as a whole. All of the Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Portfolio's investments will fluctuate as the stock, bond, currency or other markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to market risk.

INDUSTRY/SECTOR RISK

This is the risk of investments in a particular industry or industry sector. Market or economic factors affecting that industry or group of related industries could have a major effect on the value of a Portfolio's investments. The AllianceBernstein Global Real Estate Investment Portfolio is particularly subject to this risk.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Portfolio's investments in income-producing debt securities, such as bonds, notes and asset-backed securities, or other income-producing securities. Increases in interest rates may cause the value of a Portfolio's investments to decline and this decrease in value may not be offset by higher interest income from new investments.

Interest rate risk is particularly applicable to Portfolios that invest in income-producing securities, such as AllianceBernstein Global Real Estate Investment Portfolio, and is greater for those Portfolios that invest a substantial portion of their assets in debt securities, such as AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio.

Interest rate risk is generally greater for Portfolios that invest in debt securities with longer maturities and is compounded for Portfolios, such as AllianceBernstein Global Real Estate Investment Portfolio and AllianceBernstein Intermediate Duration Bond Portfolio, that invest a substantial portion of their assets in mortgage-related or other asset-backed securities that can be repaid by the issuer. The value of these securities is affected more by changes in interest rates because when interest rates rise, the pre-payments decline, lengthening weighted maturity and causing the value of the securities to decrease more significantly. In addition, these types of securities are typically subject to more rapid prepayment when interest rates fall, which generally results in lower returns because the Portfolios are then required to reinvest their assets in debt securities with lower interest rates. AllianceBernstein Global Real Estate Investment Portfolio also has exposure to interest rate risk because it invests in real estate industry companies.

CREDIT RISK

This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios such as AllianceBernstein High-Yield Portfolio that may invest in lower-rated securities. These debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. Other Portfolios subject to this risk are AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein Small-Mid Cap Value Portfolio.

REAL ESTATE RISK

This is the risk associated with investments in real estate. Direct investments in real estate can decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, indirect investments in real estate, such as REITs, are dependent on the capability of the property managers, may have limited diversification, and could be significantly affected by changes in tax laws. AllianceBernstein Global Real Estate Investment Portfolio is particularly susceptible to this risk.

CAPITALIZATION RISK

This is the risk of investments in small- to mid-cap companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Portfolio's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. Portfolios particularly subject to this risk are AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio and AllianceBernstein International Value Portfolio.

NON-U.S. ISSUER RISK

This is the risk of investments in issuers located in countries other than the United States. Investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. This is because the securities markets of many countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, non-U.S. issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Portfolio's investments in a country other than the United States. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment. Each of the Portfolios may be subject to this risk, but the risk is greater for those Portfolios that invest a substantial portion of their assets in the securities of non-U.S. issuers, such as AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Growth Portfolio and AllianceBernstein International Value Portfolio.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Each of the Portfolios may be subject to this risk, but the risk is greater for those Portfolios that invest a substantial portion of their assets in the securities of non-U.S. issuers, such as AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Growth Portfolio and AllianceBernstein International Value Portfolio.

LEVERAGING RISK

When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Each Portfolio may create leverage by using inverse floating rate instruments or derivatives and are therefore subject to leveraging risk.

DERIVATIVES RISK

Each of the Portfolios may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolios use derivatives as direct investments to earn income, enhance yield and broaden Portfolio diversification, which entails greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing, valuation and documentation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices. The Portfolios particularly subject to this risk are AllianceBernstein U.S. Value Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio, AllianceBernstein High-Yield Portfolio and AllianceBernstein Small-Mid Cap Value Portfolio.

FOCUSED PORTFOLIO RISK

Portfolios, such as AllianceBernstein U.S. Growth Portfolio and
AllianceBernstein International Growth Portfolio, that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

MANAGEMENT RISK

Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses, in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

PRINCIPAL RISKS BY PORTFOLIO
--------------------------------------------------------------------------------

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

------------------------------------------------------------------------------------------------------------------------------------
                              Industry/   Interest            Capital-   Non-U.S.              Lever-   Deriva-    Focused   Manage-
                     Market    Sector     Rate       Credit   ization    Issuer     Currency    aging   tives     Portfolio   ment
Portfolio             Risk      Risk      Risk        Risk      Risk      Risk       Risk      Risk      Risk       Risk      Risk
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
   U.S. Value
   Portfolio          o                                                     o           o         o        o                    o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
   U.S. Growth
   Portfolio          o                                                     o           o         o                  o          o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
   Global Real
   Estate
   Investment
   Portfolio          o          o         o           o         o          o           o         o                             o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
   International
   Value Portfolio    o                                o         o          o           o         o        o                    o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
   International
   Growth
   Portfolio          o                                                     o           o         o        o         o          o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
   Short Duration
   Bond Portfolio     o                    o           o                    o           o         o        o                    o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
   Intermediate
   Duration Bond
   Portfolio          o                    o           o                    o           o         o        o                    o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
   Inflation
   Protected
   Securities
   Portfolio          o                    o           o                    o           o         o        o                    o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
   High-Yield
   Portfolio          o                    o           o                    o           o         o        o                    o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
   Small-Mid Cap
   Value Portfolio    o                                o          o         o           o         o        o                    o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
   Small-Mid Cap
   Growth
   Portfolio          o                                           o         o           o         o                             o
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       FEES AND EXPENSES OF THE PORTFOLIOS

--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)                           None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

Annual fund operating expenses percentages are based on payments that will be made. The Examples are to help you compare the cost of investing in the Portfolios with the cost of investing in other funds. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolios' operating expenses stay the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                           Operating Expenses
                                                                                               Total
                                                                Distribution                 Portfolio
                                                   Management   (12b-1) and       Other      Operating
                                                      Fees      Service Fees   Expenses(1)   Expenses
                                                   ----------   ------------   -----------   ---------
AllianceBernstein U.S. Value Portfolio                 0%            0%           .02%         .02%
AllianceBernstein U.S. Growth Portfolio                0%            0%           .02%         .02%
AllianceBernstein Global Real Estate Investment        0%            0%           .05%         .05%
Portfolio
AllianceBernstein International Value Portfolio        0%            0%           .09%         .09%
AllianceBernstein International Growth Portfolio       0%            0%           .08%         .08%
AllianceBernstein Short Duration Bond Portfolio        0%            0%           .04%         .04%
AllianceBernstein Intermediate Duration Bond           0%            0%           .04%         .04%
Portfolio
AllianceBernstein Inflation Protected Securities       0%            0%           .09%         .09%
Portfolio
AllianceBernstein High-Yield Portfolio                 0%            0%           .09%         .09%
AllianceBernstein Small-Mid Cap Value Portfolio        0%            0%           .07%         .07%
AllianceBernstein Small-Mid Cap Growth Portfolio       0%            0%           .08%         .08%

                                                                  Example
                                                             Year 1     Year 3
                                                             ------     ------
AllianceBernstein U.S. Value Portfolio                       $ 2        $  6
AllianceBernstein U.S. Growth Portfolio                      $ 2        $  6
AllianceBernstein Global Real Estate Investment Portfolio    $ 5        $ 16
AllianceBernstein International Value Portfolio              $ 9        $ 29
AllianceBernstein International Growth Portfolio             $ 8        $ 26
AllianceBernstein Short Duration Bond Portfolio              $ 4        $ 13
AllianceBernstein Intermediate Duration Bond Portfolio       $ 4        $ 13
AllianceBernstein Inflation Protected Securities Portfolio   $ 9        $ 29
AllianceBernstein High-Yield Portfolio                       $ 9        $ 29
AllianceBernstein Small-Mid Cap Value Portfolio              $ 7        $ 23
AllianceBernstein Small-Mid Cap Growth Portfolio             $ 8        $ 26

----------
(1)  Based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------

                                    GLOSSARY

--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are bonds, debentures, corporate notes, and preferred stocks that are convertible into common and preferred stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities, convertible securities, and preferred stocks, including floating rate and variable rate instruments. Fixed-income securities may be rated (or, if unrated, for purposes of the Portfolios' investment policies as may be determined by Alliance to be of equivalent quality) triple-A (Aaa or AAA), high quality (Aa or AA or above), high grade (A or above) or investment grade (Baa or BBB or above) by, as the case may be, Moody's, S&P or Fitch, or may be lower-rated securities. In the case of "split-rated" fixed-income securities (i.e., securities assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P or Ba by Moody's and BB by S&P but B by Fitch), a Portfolio will use the rating deemed by Alliance to be the most appropriate under the circumstances.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, governmental agencies or other governmental entities. They are not necessarily backed by the full faith and credit of the foreign government.

Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a corporation or foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.

Interest-only or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the principal-only or PO class, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, zero coupon securities, which are debt securities issued without interest coupons.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

     o    ARMS, which are adjustable-rate mortgage securities;

     o    SMRS, which are stripped mortgage-related securities;

     o    CMOs, which are collateralized mortgage obligations;

     o GNMA certificates, which are securities issued by the Government National Mortgage Association or GNMA;

     o FNMA certificates, which are securities issued by the Federal National Mortgage Association or FNMA; and

     o FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

     o Net assets means a Portfolio's net assets plus any borrowings for investment purposes.

Non-U.S. fixed-income securities are securities issued by foreign governments and non-U.S. companies.

Qualifying bank deposits are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RATING AGENCIES and RATED SECURITIES

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Higher quality commercial paper is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.

Lower-rated securities are fixed-income securities rated Ba (including Ba1, Ba2 and Ba3) or BB (including BB+ and BB-) or below, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

NRSRO is a nationally recognized statistical rating organization.

Prime commercial paper is commercial paper rated Prime-1 or higher by Moody's, A-1 or higher by S&P, or F1 by Fitch.

S&P is Standard & Poor's Ratings Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure of a fixed-income security's sensitivity to changes in interest rates. The duration of a debt security is also the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and estimated principal repayments. Thus, by definition, duration is always less than or equal to full maturity. The duration of a fixed-income security and of a Portfolio can change with changes in the rate of prepayment or (in the case of non-U.S. fixed-income securities) currency exchange rates.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE PORTFOLIOS

--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

o Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Portfolio may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Portfolio can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Portfolios' Statement of Additional Information or SAI.

o Except as noted, the Portfolios' investment objectives and investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment; changes in the market value of securities in a Portfolio after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitations. Also, those limitations may in some cases be exceeded to a non-material extent without this Prospectus being supplemented.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

AllianceBernstein U.S. Value Portfolio

AllianceBernstein U.S. Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of U.S. companies, emphasizing investments in companies that Bernstein determines are undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. Bernstein relies heavily on the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below. Under normal circumstances, the Portfolio invests in at least 80% of its net assets in equity securities of U.S. companies. This policy will not be changed without 60 days' prior written notice to shareholders.

Bernstein's fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000TM Value Index.

Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A committee composed of senior investment professionals (the "Investment Policy Group" or "IPG") reviews all analyst research performed for the Portfolio. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG ensures that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the research universe, Bernstein relates the present value of the company's future cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Portfolio volatility.

The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. The Portfolio will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

AllianceBernstein U.S. Large Cap Growth Portfolio

AllianceBernstein U.S. Large Cap Growth Portfolio seeks long-term growth of capital by investing primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio thus differs from more typical equity mutual funds by focusing on a relatively small number of intensively researched companies.

Under normal circumstances, the Portfolio invests in at least 80% of its net assets in equity securities of large-capitalization U.S. companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "large capitalization U.S. companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $913 million to almost $379 billion as of November 30, 2005, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Within the investment framework of the Portfolio, Alliance's Large Cap Growth Group has responsibility for managing the Portfolio. In selecting the Portfolio's investments, this Group will follow a structured, disciplined research and investment process as described below.

Alliance relies heavily on the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on identifying companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

AllianceBernstein Global Real Estate Investment Portfolio

AllianceBernstein Global Real Estate Investment Portfolio seeks a total return from a combination of income and long-term growth of capital by investing primarily in equity securities of U.S. and non-U.S. issuers that are primarily engaged in or related to the real estate industry.

The Portfolio normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Portfolio invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Portfolio may invest up to 20% of its net assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described under "Description of Additional Investment Practices."

In selecting Real Estate Equity Securities, Bernstein's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend-paying capability. Bernstein believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of Bernstein, their market price does not adequately reflect this potential. In making this determination, Bernstein will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend-payment history, and such other factors that Bernstein may determine from time to time to be relevant. Bernstein will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

The Portfolio's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Bernstein believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets diversified geographically and by property type.

To implement the Portfolio's research and investment process, Bernstein has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. As consultant to Bernstein, CBRE provides access to its proprietary model, REIT-Score, which analyzes thousands of properties. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits.

Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals allows Bernstein to place information in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Portfolio.

Bernstein further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Bernstein makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Portfolio may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa3 or better by Moody's or A-1, AA- or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa3 or better by Moody's or A-1, AA- or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Portfolio may invest in debt securities rated BBB- or higher by S&P or Baa3 or higher by Moody's or, if not rated, of equivalent credit quality as determined by Bernstein. Securities in the lowest investment grade (rated Ba or BB or below) have speculative characteristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. The Portfolio expects that it will not retain a debt security that is downgraded below BBB- or Baa3 or, if unrated, determined by Bernstein to have undergone similar credit-quality deterioration, subsequent to purchase by the Portfolio.

Because the Portfolio invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Portfolio's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Portfolio will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Portfolio's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

AllianceBernstein International Value Portfolio

AllianceBernstein International Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio's investment policies emphasize investment in companies that Bernstein determines are undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. Bernstein relies heavily on the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. Investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. The research staff begins with a global research universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context.

Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A group of senior investment professionals, including the Portfolio's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked based on the disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).

The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. Bernstein's team of quantitative analysts builds valuation and risk models to ensure that the Portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Portfolio volatility by favoring those top ranked securities that also tend to diversify the Portfolio's risk.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments, and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

AllianceBernstein International Growth Portfolio

AllianceBernstein International Growth Portfolio seeks long-term growth of capital by investing primarily in the equity securities of a limited number of large, carefully selected, high-quality non-U.S. companies that Alliance believes are likely to achieve superior earnings growth. The Portfolio makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.

Normally, about 50-85 companies will be represented in the Portfolio, with the 35 most highly regarded of these companies usually constituting approximately 70%, and often more, of the Portfolio's net assets. The Portfolio thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. Alliance expects that the market capitalization of the companies represented in the Portfolio will generally be in excess of $3 billion.

Within the investment framework of the Portfolio, Alliance's International Large Cap Growth Group has responsibility for managing the Portfolio. In selecting the Portfolio's investments, this Group will follow a structured, disciplined research and investment process as described below.

Alliance relies heavily on the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 1200 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on identifying companies whose superior prospective earnings growth is not fully reflected in current market valuations.

Alliance continually adds to and deletes from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. The majority of the equity securities purchased for the Portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, the Portfolio usually invests approximately 70% of its net assets in the approximately 35 most highly regarded of these companies. The Portfolio's emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Portfolio diversifies its investments among at least four, and usually considerably more, countries. To the extent that the Portfolio concentrates more than 15% of its total assets within one region or country, the Portfolio may be subject to any special risks associated with that region or country. During such times, the Portfolio would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. While the Portfolio may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Portfolio normally will not make significant use of currency hedging strategies.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Portfolio's positions. To the extent consistent with local market liquidity considerations, the Portfolio will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Portfolio will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

AllianceBernstein Short Duration Bond Portfolio

AllianceBernstein Short Duration Bond Portfolio seeks to provide a moderate rate of income that is subject to taxes. The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities.

The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

The Portfolio may invest in medium-quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody's, or A or BBB (including BBB+ and BBB-) by S&P or Fitch. Securities in the lowest investment grade (rated Ba or BB or below) have speculative characteristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. If a security has a split rating, then the Portfolio will use the rating deemed by Alliance to be the most appropriate under the circumstances. It is expected that the Portfolio will not retain a security downgraded below BBB- or Baa3, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio will have 90 days to dispose of such downgraded securities.

Unrated securities may be purchased by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

Alliance may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. Alliance may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen the average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around three years, it will lose about 3% in principal should interest rates rise 1% and gain about 3% in principal should interest rates fall 1%.

To identify attractive bonds for the Portfolio, Alliance evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, Alliance may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk.

AllianceBernstein Intermediate Duration Bond Portfolio

AllianceBernstein Intermediate Duration Bond Portfolio seeks to provide a moderate to high rate of income that is subject to taxes. The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities.

The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

The Portfolio may invest in medium-quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody's, or A or BBB (including BBB+ and BBB-) by S&P or Fitch. Securities in the lowest investment grade (rated Ba or BB or below) have speculative characteristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. If a security has a split rating, then the Portfolio will use the rating deemed by Alliance to be the most appropriate under the circumstances. It is expected that the Portfolio will not retain a security downgraded below BBB- or Baa3, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio will have 90 days to dispose of such downgraded securities.

Unrated securities may be purchased by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

Alliance may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. Alliance may moderately shorten the average duration of the Portfolio when they expect interest rates to rise and modestly lengthen the average duration when they anticipate that rates will fall.

The Portfolio seeks to maintain a relatively longer duration of four to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

To identify attractive bonds for the Portfolio, Alliance evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, Alliance may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk.

Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration bonds, this Portfolio has greater interest-rate risk than the AllianceBernstein Short Duration Bond Portfolio.

The Portfolio's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Portfolio will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Portfolio's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

AllianceBernstein Inflation Protected Securities Portfolio

AllianceBernstein Inflation Protected Securities Portfolio seeks a total return that exceeds the rate of inflation over the long term with income that is subject to taxes by investing primarily in inflation-indexed bonds of varying maturities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in these types of securities. This policy will not be changed without 60 days' prior written notice to shareholders. Assets not invested in inflation-indexed bonds may be invested in other types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities and mortgage-related securities, as well as other securities of U.S. and non-U.S. issuers.

The Portfolio may invest in medium-quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody's, or A or BBB (including BBB+ and BBB-) by S&P or Fitch. Securities in the lowest investment grade (rated Ba or BB or below) have speculative characteristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. If a security has a split rating, then the Portfolio will use the rating deemed by Alliance to be the most appropriate under the circumstances. It is expected that the Portfolio will not retain a security downgraded below BBB- or Baa3, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio will have 90 days to dispose of such downgraded securities.

Unrated securities may be purchased by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

Alliance manages the Portfolio to have overall interest rate risk similar to the Lehman Brothers U.S. TIPS 1-10 year Index. As of November 30, 2005, the index's duration was 4.11 years. To calculate average portfolio duration, Alliance includes the duration of inflation-indexed portfolio securities with respect to changes in real interest rates and the duration of non-inflation-indexed portfolio securities with respect to changes in nominal interest rates.

To identify attractive bonds for the Portfolio, Alliance evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, Alliance may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk.

Inflation-indexed bonds tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. In response to market, economic, political, or other conditions, Alliance may temporarily use a different investment strategy for defensive purposes. If Alliance does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

AllianceBernstein High-Yield Portfolio

AllianceBernstein High-Yield Portfolio seeks primarily to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests in a diversified mix of high yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective.

The Portfolio normally invests in high yield debt securities rated below investment grade by two or more NRSROs (i.e., rated lower than Baa3 by Moody's or lower than BBB- by S&P) or, if unrated, of equivalent quality.

The Portfolio may invest a portion of its assets in foreign fixed-income securities. The Portfolio may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Portfolio also may invest in:

o    U.S. Government securities;

o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by certain domestic and foreign banks;

o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by domestic or foreign companies having high quality outstanding debt securities) and participation interests in loans extended by banks to these companies;

o corporate debt obligations with remaining maturities of less than one year rated at least high quality as well as corporate debt obligations rated at least high grade provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's; and

o    floating rate or master demand notes.

AllianceBernstein Small-Mid Cap Value Portfolio

AllianceBernstein Small-Mid Cap Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities with relatively smaller market capitalizations as compared to the overall U.S. equity market. This means that under normal market conditions the Portfolio will invest at least 80% of its net assets in the equity securities of small- and mid-cap U.S. companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 2500(TM) Value Index. While the market capitalizations of companies in the Russell 2500(TM) Value Index ranged from $57 million to approximately $11 billion as of November 30, 2005, the Portfolio normally will not invest in companies with market capitalizations exceeding $5 billion at the time of purchase. The Portfolio's investment policies emphasize investments in companies that are determined by Bernstein to be undervalued, using a fundamental value approach.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, Bernstein relies heavily on its fundamental analysis and research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 2500 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio or the price to book ratio to target approximately 500 companies for further analysis by the research staff and the Portfolio's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.

Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions. The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the Russell 2500 by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

AllianceBernstein Small-Mid Cap Growth Portfolio

AllianceBernstein Small-Mid Cap Growth Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities with relatively smaller market capitalizations as compared to the overall U.S. equity market. This means that under normal market conditions the Portfolio will invest at least 80% of its net assets in the equity securities of small- and mid-cap U.S. companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "small- and mid-cap companies" are defined as companies that have, at the time of purchase, market capitalizations in the greater of the range of companies constituting the Russell 2500(TM) Growth Index or between $1 and $6 billion. The market caps of companies in the Russell 2500(TM) Growth Index ranged from $31 million to $11 billion as of November 30, 2005. Because the Portfolio's definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets. The Portfolio's investment policies emphasize investments in companies with strong earnings growth potential.

Alliance believes strong and improving company fundamentals, especially earnings, drive superior small- and mid-cap growth stock returns. While Alliance believes market inefficiencies can exist in the short-term, ultimately a stock's price comes to reflect its expected earnings growth. Such inefficiencies exist across the capitalization spectrum, but are more prevalent in the small- and mid-cap market where there is a general dearth of in-depth research and a greater inefficiency of information flow relative to the large cap market. Therefore, Alliance believes that research-driven stock selection is a critical driver of returns over the long term.

Alliance's Small Cap Growth Team (the "Team") employs a highly disciplined stock selection process that combines in-depth fundamental research with quantitative analysis to identify high quality, rapidly growing companies with strong earnings growth potential. The Team is comprised of experienced sector portfolio analyst/managers, including resources devoted to quantitative analysis. The portfolio analyst/managers each have primary responsibility for research and stock selection within their particular sectors of expertise, but will also draw on the broader growth resource efforts of Alliance from time to time.

The Team first uses quantitative screens, growth screens, and industry sources to narrow the initial small- and mid-cap universe of approximately 1,200 stocks to a small- and mid-cap working universe of approximately 400 stocks. Stocks within the working universe are then ranked from both a fundamental and a quantitative standpoint with the rankings normalized by sector.

The Team intensively researches the stocks in the working universe and also draws upon Alliance's deep fundamental research resources. Meetings with company managements serve as one of the most critical aspects of this research process. Thus, the Team typically conducts over 1,000 research meetings with company managements each year. The Team summarizes its fundamental research findings by ranking companies based on expected return for a six- to 18 month time horizon. This fundamental ranking significantly drives the Team's overall view of a stock's attractiveness.

Additionally, the Team uses a proprietary earnings momentum model to rank stocks from a quantitative standpoint using inputs that include earnings revision, earnings momentum, earnings acceleration, and earnings surprise. These inputs are used to determine the quantitative ranking of all stocks.

The Team combines the fundamental and quantitative rankings to arrive at a final overall score for each stock. The combined stock ranks fall into one of three categories--buy, neutral or sell. Typically, the top 30% of these stocks represent buy candidates. The final portfolio typically holds approximately 60-90 stocks broadly diversified by sector. The portfolio analysts/managers also consider various factors, including liquidity, fundamental catalysts, and broader portfolio objectives, when determining which stocks to purchase. Based upon additional portfolio construction considerations, the Portfolio may invest up to 10% of its assets in companies not included in its working universe.

The Team's sell discipline is also focused on fundamentals. Security positions may be reduced or sold because, among other things, a stock has become fully valued or there has been a change in the company's growth prospects or other fundamentals. Any stock that falls into the sell category (bottom 30%) will be sold subject to risk management and market conditions. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security. The Portfolio will seek to control its stock-specific risk related to market cap appreciation by limiting position sizes to no more than 5% of the Portfolio's assets.

The Portfolio invests principally in equity securities, but may also invest from time to time in preferred stocks. The Portfolio also may invest in the securities of non-U.S. issuers listed on a U.S. exchange.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES
Each of the Portfolios also may:

o Write covered put and call options and purchase and buy put and call options on U.S. and non-U.S. securities, currencies, market and financial indices, and other derivatives and financial instruments;

o Enter into forward commitments, futures contracts, and options on futures contracts with respect to U.S. and non-U.S. securities, currencies, and market and financial indices;

o    Enter into foreign currency exchange contracts;

o    Enter into swap transactions;

o    Enter into repurchase agreements and reverse repurchase agreements;

o    Enter into standby commitment agreements;

o    Invest in convertible securities;

o    Invest up to 15% of its net assets in illiquid securities;

o    Invest in the securities of supranational agencies and other
     "semi-governmental" issuers;

o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

o Make secured loans of portfolio securities of up to 33 1/3% of its total assets; and

o Invest in depositary receipts, Exchange Traded Funds ("ETFs"), and other derivative instruments representing securities of companies or market indices.

The AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, and the AllianceBernstein Small-Mid Cap Growth Portfolio each also may:

o    Invest up to 20% of its total assets in rights and warrants.

The AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio each also may:

o    Invest in variable, floating, and inverse floating rate investments; and

o    Invest in zero coupon and interest-only or principal-only securities.

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

Non-Publicly Traded Securities

Each Portfolio may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under the Federal securities laws, and market quotations may not be readily available. As a result, a Portfolio may not be able to sell these securities unless they are registered under applicable Federal and state securities laws, or may be able to sell them only at less than fair market value. Investment in these securities is subject to the Portfolios' restriction against investing more than 15% of net assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by the Trust's Board of Trustees. For additional information, see the SAI.

Global Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Mortgage-Backed Securities and Related Risks

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Mortgage-related securities typically are securities representing interests in pools of mortgage loans made to homeowners. The mortgage loan pools may be assembled for sale to investors (such as the Portfolios) by governmental or private organizations. These securities include adjustable rate mortgages ("ARMs"), stripped mortgage-related securities ("SMRS"), CMOs, and GNMA, FNMA and FHLMC certificates. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal. Principal prepayments on collateral underlying a CMO may cause all or part of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Prepayments of mortgages may cause these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Asset-Backed Securities

The securitization techniques used to develop mortgage-related securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used is mortgage securitizations. Asset-backed securities may also include commercial mortgage-backed securities.

Variable, Floating and Inverse Floating Rate Securities

These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Convertible Securities

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Zero-Coupon and Payment-in-Kind Bonds

Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Portfolio could be required to liquidate other investments in order to satisfy its distribution requirements.

Options and Futures
Options on Securities

An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is used for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security that the Portfolio owns or has the right to acquire. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time seeking the desired hedge.

In purchasing an option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss equal to the premium paid for the option.

If an option written by a Portfolio were exercised, the Portfolio would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Portfolio at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Portfolio retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Portfolio's turnover rate, especially during periods when market prices of the underlying securities appreciate. Options purchased or written by a Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices

An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Swap Transactions

A swap transaction involves a swap agreement, which is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset, reference rate or index. The Portfolios will enter into swap transactions only with counterparties whose debt securities have ratings of at least A- (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating and, with respect to AllianceBernstein Short Duration Portfolio, counterparties that are on Alliance's approved list of counterparties.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps and total return swaps. Most swap agreements provide that when the payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; dollar-denominated payments may be exchanged for non-dollar-denominated payments; and payments tied to the price of one asset, reference rate or index may be exchanged for payments tied to the price of another asset, reference rate or index.

o Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

     Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

o Currency Swaps. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

o Interest Rate Swaps, Caps, and Floors. Each Portfolio may enter into interest rate swap, cap, or floor transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.

     Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

     The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

     A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions.

An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of swap agreements by the Portfolio entails certain risks, which are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. For this reason, a swap transaction may be subject to the Portfolio's limitation on investments in illiquid securities.

Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by the Portfolio, if the Portfolio covers the transaction or segregates sufficient liquid assets.

The use of a swap transaction involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if Alliance does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

Foreign Currency Exchange Contracts

A Portfolio may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Portfolio may enter into a forward currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Portfolio will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Portfolio's transactions in that currency. When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Portfolio will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Portfolio may, in the alternative, enter into a forward currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such forward currency exchange contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Futures Contracts and Options on Futures Contracts

To "sell" a futures contract means to incur a contractual obligation to deliver the securities or non-U.S. currencies or other commodity called for by the contract at a specified price on a specified date. To "purchase" a futures contract means to incur an obligation to acquire the securities, non-U.S. currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts are options that, upon exercise, call for the delivery of futures contracts (or cash payments based on the value of futures contracts). Options on futures contracts written or purchased by the Portfolio will be traded on exchanges worldwide or over the counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to purchase at a later date.

General

The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options, swaps and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Portfolio's ability to dispose of its position in futures contracts, options, swaps and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for swaps or forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Portfolios will be able to utilize these instruments effectively. In addition, a Portfolio's ability to engage in options, futures and forward contract transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Portfolio for U.S. federal income tax purposes.

Loans of Portfolio Securities

Each Portfolio may lend portfolio securities amounting to not more than 33 1/3% of its total assets. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income from the securities. The Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. Each Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Repurchase Agreements

A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the counterparty at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio, as buyer, to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a counterparty defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price. If a counterparty goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the security for its benefit. Alliance monitors the creditworthiness of the counterparties with which the Portfolio enters into repurchase agreements.

Rights and Warrants

A Portfolio will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Forward Commitments

Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within three months after the transaction, but a Portfolio may negotiate settlements beyond three months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). In addition, when a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Portfolio's securities denominated in such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If Alliance were to forecast incorrectly the direction of exchange rate movements, a Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's net asset value.

Illiquid Securities

Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Portfolio may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Portfolio.

A Portfolio that invests in securities for which there is no ready market may not be able to readily sell such securities. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are the securities of non-U.S. issuers, there is no law in many of the countries in which a Portfolio may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded securities of non-U.S. issuers.

Portfolio Turnover

The Portfolios are actively managed and, in some cases in response to market conditions, a Portfolio's turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Portfolio and its shareholders.

Temporary Defensive Position

For temporary defensive purposes, each Portfolio may reduce its position in equity securities or intermediate- and long-duration debt securities and invest in, without limit, certain types of short-term, liquid, high grade or high quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Portfolios that may invest in non-U.S. countries, such securities also may include short-term, non-U.S.-currency denominated securities of the type mentioned above issued by non-U.S. governmental entities, companies, and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objectives.

Portfolio Holdings

Alliance publishes a complete schedule of the portfolio holdings for the Portfolios monthly on www.AllianceBernstein.com (click on the "US-INVESTORS" link, then click on the "Pricing & Performance" quick link, then select the Portfolio, then click on the "Holdings" link). Alliance posts the schedule on the website as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, Alliance may post information about the number of securities a Portfolio holds, a summary of the Portfolio's top ten holdings (including name and the percentage of the Portfolio's assets invested in each holding), and a percentage of the breakdown of the Portfolio's investments by country, sector and industry, as applicable. The Portfolios' SAI includes a description of the policies and procedures that apply to disclosure of each Portfolio's holdings.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Portfolio Reallocation Risk

From time to time, the Portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings by Alliance's institutional clients invested in the Portfolios, as recommended by Alliance. These transactions will affect the Portfolios since Portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and since Portfolios that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio performance to the extent that the Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. Alliance will at all times monitor the impact of reallocations or rebalancings on the Portfolios, but Alliance may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the funds that invest in them.

Currency Considerations

Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Securities of Non-U.S. Issuers

The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio whose investments includes securities of non-U.S. issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Portfolio. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures that may involve additional costs to a Portfolio These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities of non-U.S. issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a non-U.S. country and the Portfolio's investments. In such events, a Portfolio could lose its entire investment in the country involved. In addition, laws in non-U.S. countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Non-U.S. Fixed-Income Securities

To the extent that they invest in non-U.S. fixed-income securities, certain of the Portfolios are subject to increased credit risk because of the difficulties of requiring non-U.S. entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of non-U.S. governments and other issuers are already in default. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. As a result, a Portfolio may be unable to obtain or enforce judgments against non-U.S. entities.

Fixed-Income Securities

The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

In periods of increasing interest rates, each of the Portfolios may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Investment in Fixed-Income Securities Rated Baa and BBB

Securities rated Baa (including Baa1, Baa2 and Baa3) or BBB (including BBB+ and BBB-) or below are considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

Investment in Lower-Rated Fixed-Income Securities

Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba (including Ba1, Ba2 and Ba3) or BB (including BB+ and BB-) are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Such securities may have small assurance of interest and principal payments.

Unrated Securities

Unrated securities will also be considered for investment by the AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio and AllianceBernstein Inflation Protected Securities Portfolio when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a particular Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

The Real Estate Industry

Although AllianceBernstein Global Real Estate Investment Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to global and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent.

In addition, if AllianceBernstein Global Real Estate Investment Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company. Investments by the Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, and their securities may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than those of larger companies.

To the extent that the portfolio invests in global REITs, the portfolio will also be subject to non-U.S. issuer risk and currency risk.

Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Portfolio may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

--------------------------------------------------------------------------------

                          MANAGEMENT OF THE PORTFOLIOS

--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Portfolio's Adviser is Alliance Capital Management L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of September 30, 2005 totaling approximately $555 billion (of which over $74 billion represented assets of investment companies). As of September 30, 2005, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 33 of the nation's FORTUNE 100 companies), for public employee retirement funds in 47 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 43 registered investment companies managed by Alliance, comprising 120 separate investment portfolios, had approximately 4.0 million shareholder accounts as of September 30, 2005.

Alliance provides investment advisory services and order placement facilities for the Portfolios. The Portfolios pay no advisory or other fees for these services.

Alliance may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors, for which it may receive management fees. Certain other clients of Alliance may have investment objectives and policies similar to those of the Portfolios. Alliance may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of Alliance to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Alliance to the accounts involved, including the Portfolios. When two or more of the clients of Alliance (including the Portfolios) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. Although the Portfolios may use brokers who sell shares of other AllianceBernstein Mutual Funds to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

PORTFOLIO MANAGERS

Mr. Greg Wilensky, Director of Stable Value Investments, is primarily responsible for the day-to-day management of the AllianceBernstein Inflation Protected Securities Portfolio (since inception). Mr. Wilensky is a Vice President of Alliance Capital Management Corporation ("ACMC"), with which he has been associated in a substantially similar capacity to his current position since prior to 2000.

The management of, and investment decisions for, each of the other Portfolios are made by certain Investment Policy Groups or teams, the members of which are jointly and primarily responsible for the day-to-day management of each Portfolio. No one person is principally responsible for making recommendations for each Portfolio. Each Investment Policy Group or team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The following table lists the senior most members of each Investment Policy Group or team, the length of time that such person has been responsible for the Portfolio, and the person's principal occupation during the past five years. The Portfolios' SAI provides additional information about the Investment Policy Group or team members' compensation, other account management responsibilities and ownership of the Portfolios.

                                                     Principal Occupation
Portfolio and              Employee; Time Period;      During the Past
Responsible Group                   Title                 Five Years
---------------------------------------------------------------------------

AllianceBernstein U.S.     Marilyn G. Fedak;       Executive Vice President of
Value Portfolio            since inception;        ACMC since October 2000. She
                           Executive Vice          is Head of SCB's Value
U.S. Value Investment      President of ACMC and   Equities Business and
Policy Group               Head of Sanford C.      Co-Chief Investment Officer
                           Bernstein & Co., Inc.   of U.S. Value Equities. Prior
                           ("SCB") Value           thereto she was Chief
                           Equities Business and   Investment Officer and
                           Co-Chief Investment     Chairman of the Equity Value
                           Officer-U.S. Value      Investment Policy Group at
                           Equities                SCB since prior to 2000.

                           John Mahedy; since      Senior Vice President of ACMC
                           inception; Senior       since October 2000, Co-Chief
                           Vice President of       Investment Officer of U.S.
                           ACMC and Co-Chief       Value Equities since 2003 and
                           Investment Officer of   Director of Research-U.S.
                           U.S. Value Equities     Value Equities since 2001.
                                                   Prior thereto Senior Research
                                                   Analyst for SCB since prior
                                                   to 2000.

                           Christopher Marx;       Senior Vice President of ACMC
                           since inception;        with which he has been
                           Senior Vice President   associated since prior to
                           of ACMC                 2000.

                           John D. Phillips;       Senior Vice President of ACMC
                           since inception;        with which he has been
                           Senior Vice President   associated since prior to
                           of ACMC                 2000.

AllianceBernstein U.S.     Thomas G. Kamp; since   Senior Vice President of ACMC
Large Cap Growth           inception; Senior       with which he has been
Portfolio                  Vice President of ACMC  associated since prior to
                                                   2000.

U.S. Large Cap Growth
Team                       James G. Reilly;        Executive Vice President of
                           since inception;        ACMC with which he has been
                           Executive Vice          associated since prior to
                           President of ACMC       2000.

                           David P. Handke, Jr.;   Senior Vice President of ACMC
                           since inception;        with which he has been
                           Senior Vice President   associated since prior to
                           of ACMC                 2000.

                           Patrick  S. Wallace;    Senior Vice President of ACMC
                           since inception;        with which he has been
                           Senior Vice President   associated since prior to
                           of ACMC                 2000.

                           Karen A. Sesin; since   Senior Vice President of ACMC
                           inception; Senior       with which she has been
                           Vice President of ACMC  associated since prior to
                                                   2000.

AllianceBernstein Global   Joseph G. Paul; since   Senior Vice President of ACMC
Real Estate Investment     inception; Senior       and Chief Investment
Portfolio                  Vice President of       Officer-Small and
                           ACMC and Chief          Mid-Capitalization Value
REIT Investment Policy     Investment Officer of   Equities since 2002 and
Group                      Small and               Co-Chief Investment Officer
                           Mid-Capitalization      of Real Estate Investments
                           Value Equities;         since July 2004. He is also
                           Co-Chief Investment     Chief Investment Officer of
                           Officer of Real         Advanced Value at ACMC since
                           Estate Investments;     October 2000 and held the
                           and Chief Investment    same position at SCB since
                           Officer of Advanced     prior to 2000.
                           Value

                           Teresa Marziano;        Senior Vice President of ACMC
                           since inception;        since October 2000 and
                           Senior Vice President   Co-Chief Investment Officer
                           of ACMC and Co-Chief    of Global Real Estate
                           Investment Officer of   Investments since July 2004.
                           Global Real Estate      Prior thereto, she was a
                           Investments             Senior Analyst of investment
                                                   research at SCB since prior
                                                   to 2000.

AllianceBernstein          Sharon E. Fay; since    Executive Vice President and
International Value        inception; Executive    Chief Investment Officer of
Portfolio                  Vice President of       UK, European and Global Value
                           ACMC and Chief          Equities since June 2003. She
International Value        Investment Officer of   has continued to serve as
Investment Policy Group    UK, European and        Chief Investment Officer of
                           Global Value Equities   UK and European Value
                                                   Equities at ACMC since 2000
                                                   and chairs the Global,
                                                   European and UK Value
                                                   Investment Policy Groups
                                                   since prior to 2000.

                           Kevin F. Simms; since   Senior Vice President and
                           inception; Senior       Co-Chief Investment Officer
                           Vice President of       of International Value
                           ACMC, Co-Chief          Equities at ACMC since 2003.
                           Investment Officer of   He is also Director of
                           International Value     Research for International
                           Equities and Director   Value and Global Value
                           of Research for         Equities at ACMC since
                           International Value     October 2000. Prior thereto,
                           and Global Value        he was Director of Research
                           Equities                for Emerging Markets Value
                                                   Equities at SCB since prior
                                                   to 2000.

                           Henry S. D'Auria;       Senior Vice President of ACMC
                           since inception;        since October 2000, Chief
                           Senior Vice President   Investment Officer of
                           of ACMC, Chief          Emerging Markets Value
                           Investment Officer of   Equities since 2002 and
                           Emerging Markets        Co-Chief Investment Officer
                           Value Equities and      of International Value
                           Co-Chief Investment     Equities of ACMC since June
                           Officer of              2003. Prior thereto, he was
                           International Value     Director of Research of Small
                           Equities                Cap Value and Emerging
                                                   Markets Value Equities at SCB
                                                   since prior to 2000.

                           Giuilo A. Martini;      Senior Vice President of ACMC
                           since inception;        with which he has been
                           Senior Vice President   associated since prior to
                           of ACMC                 2000.

AllianceBernstein          Christopher M. Toub;    Executive Vice President of
International Growth       since inception;        ACMC with which he has been
Portfolio                  Executive Vice          associated since prior to
                           President of ACMC       2000.

International Growth
Team                       Paul C. Rissman;        Executive Vice President of
                           since inception;        ACMC with which he has been
                           Executive Vice          associated since prior to
                           President of ACMC       2000.

                           Stephen Beinhacker;     Senior Vice President of ACMC
                           since inception;        with which he has been
                           Senior Vice President   associated since prior to
                           of ACMC                 2000.

                           James K. Pang; since    Senior Vice President of ACMC
                           inception; Senior       with which he has been
                           Vice President of       associated since prior to
                           ACMC                    2000.

AllianceBernstein Short    Greg Wilensky; since    Vice President of ACMC and
Duration Bond Portfolio    inception; Vice         Director of Stable Value
                           President of ACMC       Investments with which he has
U.S. Investment Grade:                             been associated since prior
Structured Asset                                   to 2000.
Investment Team

                           Kewjin Yuoh; since      Vice President of ACMC since
                           inception; Vice         March 2003. Prior thereto, he
                           President of ACMC       was a Vice President of
                                                   Credit Suisse Asset
                                                   Management from 2000 to 2002
                                                   and a Vice President of
                                                   Brundage, Story & Rose since
                                                   prior to 2000.

                           Alison M. Martier;      Senior Vice President of
                           since December 2005; ACMC, with which she has been Senior Vice President associated in a substantially
                           of ACMC and Director    similar capacity to her
                           of U.S. Core Fixed      current position since prior
                           Income                  to 2001, and Director of U.S.
                                                   Core Fixed Income.

AllianceBernstein          Alison M. Martier;      (see above)
Intermediate Duration      since inception;
Bond Portfolio             Senior Vice President
                           of ACMC and Director
U.S. Investment Grade:     of U.S. Core Fixed
Core Fixed Income Team     Income

                           Greg Wilensky; since    (see above)
                           inception; Vice
                           President of ACMC

                           Shawn E. Keegan;        Vice President of ACMC with
                           since inception; Vice   which he has been associated
                           President of ACMC       since prior to 2000.

                           Jeffrey S. Phlegar;     Executive Vice President of
                           since inception;        ACMC with which he has been
                           Executive Vice          associated since prior to
                           President of ACMC       2000.

AllianceBernstein          Michael A. Snyder;      Senior Vice President of ACMC
High-Yield Portfolio       since inception;        since May 2001. Prior
                           Senior Vice President   thereto, he was a High Yield
U.S. High Yield            of ACMC                 Investment Team Managing
Investment Team                                    Director in the high yield
                                                   asset group at Donaldson,
                                                   Lufkin & Jenrette Corporation
                                                   since prior to 2000.

                           Gershon Distenfeld;     Vice President of ACMC with
                           since inception; Vice   which he has been associates
                           President of ACMC       since prior to 2000.

                           Mark A. Hamilton        Senior Vice President of ACMC
                           since December 2005;    with which he has been
                           Senior Vice President   associated with since prior
                           of ACMC                 to 2000.

AllianceBernstein          Joseph G. Paul; since   (see above)
Small-Mid Cap Value        inception; Senior
Portfolio                  Vice President (see
                           above)

Small-Mid Cap Value                                Senior Vice President of ACMC
Investment Policy Group    James W. MacGregor;     since October 2000. He is
                           since inception;        also currently Director of
                           Senior Vice President   Research-Small and Mid Cap
                           of ACMC and Director    Value Equities. Prior
                           of Research-Small and   thereto, he was a Senior
                           Mid Cap Value Equities  Research Analyst at SCB since
                                                   prior to 2000.

                           Andrew J. Weiner;       Senior Vice President of ACMC
                           since inception;        since October 2000. Prior
                           Senior Vice President   thereto, he was a research
                           of ACMC                 associate at SCB since prior
                                                   to 2000.

AllianceBernstein          Bruce K. Aronow;        Senior Vice President of ACMC
Small-Mid Cap Growth       since inception;        with which he has been
Portfolio                  Senior Vice President   associated since prior to
                           of ACMC                 2000.
Small Cap Growth
Institutional Team

                           Kumar Kirpalani;        Vice President of ACMC with
                           since inception; Vice   which he has been associated
                           President of ACMC       since prior to 2000.

                           Samantha Lau; since     Senior Vice President of ACMC
                           inception; Senior       with which she has been
                           Vice President of ACMC  associated since prior to
                                                   2000.

LEGAL PROCEEDINGS

As has been previously reported, the staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008.

(iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, Alliance began waving a portion of the advisory fee it receives for managing the Funds. On September 7, 2004, each Fund's advisory agreement was amended to reflect the reduced advisory fee.

A special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Alliance Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations. In addition, the Independent Trustees of the Fund (the "Independent Trustees") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Trustees have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the AllianceBernstein Growth Fund, a series of the AllianceBernstein Portfolios; certain officers of Alliance ("Alliance defendants"); and certain other defendants not affiliated with Alliance, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and recission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed in various federal and state courts against Alliance and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws, and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of Alliance. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between Alliance and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by Alliance. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, Alliance received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require Alliance to produce documents concerning, among other things, any market timing or late trading in Alliance's sponsored mutual funds. Alliance responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against Alliance, Alliance Holding, and various other defendants not affiliated with Alliance. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. That motion is pending.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to Alliance and Alliance Holding. The Summary Order claims that Alliance and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. The time for Alliance and Alliance Holding to respond to the Summary Order has been extended. Alliance intends to vigorously defend against the allegations in the WVAG Complaint.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research and Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds, as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants. The complaints have been consolidated in the Southern District of New York. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b) claim. That motion is pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, Alliance believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.

--------------------------------------------------------------------------------

                           PURCHASE AND SALE OF SHARES

--------------------------------------------------------------------------------

HOW THE PORTFOLIOS VALUE THEIR SHARES

Each Portfolio's net asset value or NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Portfolio's Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

As noted, the Portfolios will use fair value prices at any time that market quotations for their portfolio securities are not readily available (including when they are not reliable). The Trust's procedures provide that market quotations are not readily available if, for example, certain events occur after the time of the last available market quotation but before 4 p.m., Eastern Time. Those events include: significant corporate actions such as mergers or acquisitions; corporate announcements about earnings; corporate announcements relating to products; regulatory news (e.g. patent approval); natural disasters; litigation events; governmental action; and evidence of market volatility or that market prices are stale. For those Portfolios that invest primarily in the securities of large capitalization U.S. issuers (such as AllianceBernstein U.S. Value Portfolio and AllianceBernstein U.S. Large Cap Growth Portfolio), there will be relatively limited circumstances in which the Portfolio will use fair value pricing (e.g., if the exchange on which a security is principally traded closes early or if trading in a particular security is halted during the day and does not resume before the Portfolio calculates its NAV). Portfolios investing in less liquid securities such as small capitalization stocks or certain mortgage-backed securities (e.g., the AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio or AllianceBernstein Intermediate Duration Bond Portfolio) may use fair value prices more frequently. Portfolios that invest primarily in securities traded in non-U.S. markets (such as AllianceBernstein International Value Portfolio and AllianceBernstein International Growth Portfolio) will tend to use fair values relatively often because, among other things, most foreign markets close well before the Portfolios value their securities at 4 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that non-U.S. security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their non-U.S. equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, Alliance has the responsibility for valuing each Portfolio's assets. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value each Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

The Portfolios' policy and procedures are intended to assure that each Portfolio's net asset value fairly reflects security values as of the time of pricing. While fair valuation of a Portfolio's securities might also serve to reduce arbitrage opportunities available to short-term traders, the Portfolios are available only to mutual funds advised by, and other institutional clients of, the Adviser.

Orders for purchase or sale of shares are priced at the next NAV calculated after the order is received and confirmed in proper form by the Portfolio.

HOW TO BUY SHARES

Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain other institutional clients of, Alliance that seek a blend of asset classes. A Portfolio's shares may be purchased at the relevant net asset value without a sales charge or other fee.

In addition to cash, the Portfolios may accept securities in exchange for Portfolio shares at the relevant net asset value without a sales charge or other fee. In return for Portfolio shares, the Portfolios intend to accept securities held as portfolio assets by the AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Preservation Strategy, AllianceBernstein Blended Style Series, Inc. U.S. Large Cap Portfolio and certain institutional clients of, and regulated investment companies advised by, Alliance that seek to invest in a blend of asset classes (together, the "Transferors") pursuant to an agreement and plan of reorganization and incorporation of assets (the "Plan") pursuant to section 351 of the Internal Revenue Code of 1986, as amended. The Portfolios intend that the contributions by the Transferors in exchange for Portfolio shares be governed by section 351 of the Code.

Other Purchase Information

Purchases of a Portfolio's shares will be made only in full shares. Certificates for shares will not be issued.

The Portfolios may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons.

HOW TO SELL SHARES

Investors may "redeem" shares on any day the Exchange is open. Redemption requests for Portfolio shares are effected at the next-determined NAV, after the Portfolio receives your sales request in proper form. A redemption request received by the Portfolio prior to 4:00 p.m., Eastern time, on a day the Portfolio is open for business is effected on that day. A redemption request received after that time is effected on the next business day.

Each Portfolio may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

Shares of the Portfolios will be held only by mutual funds advised by, and certain other institutional clients of, Alliance. Each Portfolio reserves the right to redeem shares of any investor at the then-current value of such shares (which will be paid promptly to the investor) if the investor ceases to be a qualified investor, as determined by Alliance. Affected investors will receive advance notice of any such mandatory redemption.

Under certain circumstances, a Portfolio may determine to pay a redemption request wholly or partly by a distribution in kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until Alliance determines that it is appropriate to dispose of such securities.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

The Portfolios accept only mutual funds advised by, and other institutional clients of, the Adviser as shareholders. The Portfolios will accept only those shareholders that have adopted policies intended to prevent market timing activity, or that for structural or other reasons the Adviser believes are unlikely to be subject to any material market timing activity. Therefore, the Portfolios' Board of Trustees has not adopted a market timing policy, and believes that such a policy would impose unnecessary administrative burdens and expense on the Portfolios. If the Portfolios were, notwithstanding the limitations on market timing activity imposed by the Portfolios' shareholders, to be used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns. The Portfolios reserve the right to reject any purchases, including purchases by exchange.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

Income dividends and capital gains distributions, if any, declared by a Portfolio on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Portfolio. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. Shareholders may make an election to receive dividends and distributions in cash at the time of purchase. This election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions.

While it is the intention of each Portfolio to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution must necessarily depend upon the realization by the Portfolio of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. The final determination of the amount of a Portfolio's return of capital distributions for the period will be made after the end of each calendar year.

For federal income tax purposes, each Portfolio's distributions of net income (or short-term capital gains) will be taxable as ordinary income. Distributions of long-term capital gains generally will be taxable as long-term capital gains. The Portfolios' distributions also may be subject to certain state and local taxes. Whether distributions of gains are taxable to a shareholder at long-term capital gains rates or short-term capital gains rates will not depend on the shareholder's holding period in shares of the Portfolio, but rather on the Portfolio's holding period in assets giving rise to the gains.

Under certain circumstances, if a Portfolio realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Portfolio. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. See the Portfolios' SAI for a further explanation of these tax issues.

Investment income received by a Portfolio from sources within non-U.S. countries may be subject to non-U.S. income taxes withheld at the source.

The Portfolios' investments in certain debt obligations may cause them to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolios could be required to sell other investments in order to satisfy their distribution requirements.

If an investor buys shares just before a Portfolio deducts a distribution from its NAV, the investor will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). The Portfolios currently do not anticipate that any of their shareholders will be foreign persons, but recognize that regulated investment companies that may invest in a Portfolio (each, a "RIC Shareholder") may have foreign shareholders. Recently enacted tax legislation (the "2004 Act"), effective for taxable years of the Portfolios beginning before January 1, 2008, provides that regulated investment companies will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Portfolio. Such distributions received by a RIC Shareholder will retain their character as excluded from withholding when paid by the RIC Shareholder to its foreign shareholders, if any.

The 2004 Act modifies the tax treatment of distributions from a regulated investment company that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Global Real Estate Investment Portfolio will likely hold USRPIs. Under the 2004 Act, distributions by regulated investment companies to foreign persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") that are paid or deemed paid on or before December 31, 2007, will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax (and may well be subject to withholding under future regulations). RIC Shareholders will not, under current law, receive or pass through USRPI Distributions as a result of investing in the Portfolios; this result may be changed by future regulations.

Each year shortly after December 31, each Portfolio will send its shareholders tax information stating the amount and type of all its distributions for the year. Shareholders should consult their tax adviser about the federal, state, and local tax consequences in their particular circumstances.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the Portfolios' Annual Report, which is available upon request.

                                                                                   Less:
                                         Income from Investment Operations         Distributions
                                         --------------------------------------    -------------
                                                      Net Gains or
                                                      Losses on
                             Net Asset   Net          Securities                   Dividends      Net Asset
                             Value,      Investment   (both          Total from    from Net       Value,
                             Beginning   Income       realized and   Investment    Investment     End of
Fiscal Year or Period        of Period   (Loss) (b)   unrealized)    Operations    Income         Period      Total Return (c)
---------------------        ---------   ----------   -----------    ----------    ------         ------      ----------------
U.S. Value

5/20/05 (a) to
8/31/05............          $10.00      $.08         $.28           $.36          $(.04)         $10.32      3.58%

U.S. Large Cap Growth

5/20/05 (a) to
8/31/05............          $10.00      $.02         $.72           $.74          $(.01)         $10.73      7.38%

Global Real Estate
Investment

5/20/05 (a) to
8/31/05............          $10.00      $.09(e)      $.69           $.78          $(.04)         $10.74      7.80%

International Value

5/20/05 (a) to
8/31/05............          $10.00      $.10(e)      $.87           $.97          $(.08)         $10.89      9.71%

International Growth

5/20/05 (a) to
8/31/05............          $10.00      $.05(e)      $.54           $.59          $(.02)         $10.57      5.93%

Short Duration Bond

5/20/05 (a) to
8/31/05............          $10.00      $.09(e)      $(.01)         $.08          $(.04)         $10.04      .82%

Intermediate Duration
Bond

5/20/05 (a) to
8/31/05............          $10.00      $.11         $.08           $.19          $(.07)         $10.12      1.95%

Inflation Protected
Securities

5/20/05 (a) to
8/31/05............          $10.00      $.09(e)      --             $.09          $(.08)         $10.01      .92%

High-Yield

5/20/05 (a) to
8/31/05............          $10.00      $.20(e)      $.24           $.44          $(.09)         $10.35      4.38%

Small-Mid Cap Value

5/20/05 (a) to
8/31/05............          $10.00      $.04(e)      $.63           $.67          $(.02)         $10.65      6.72%

Small-Mid Cap Growth

5/20/05 (a) to
8/31/05............          $10.00      $.01(e)      $.99           $1.00         $(.01)         $10.99      9.97%

                        Ratios/Supplemental Data
                        -----------------------------------------------------------------------------------------
                        Net assets,                         Ratio of Expenses to   Ratio of Net
                        End of Period   Ratio of Expenses   Average Net Assets,    Income (Loss)
                        (000's          to Average Net      before waivers/        to Average Net   Portfolio
Fiscal Year or Period   omitted)        Assets (d)          reimbursements (d)     Assets (d)       Turnover Rate
---------------------   --------        ----------          ------------------     ----------       -------------
U.S. Value

5/20/05 (a) to
8/31/05........         $1,355,032      .07%                --                     2.84%            21%

U.S. Large Cap Growth

5/20/05 (a) to
8/31/05........         $1,397,037      .05%                --                     .62%             13%

Global Real Estate
Investment

5/20/05 (a) to
8/31/05........         $508,737        .15%                .16%                   3.14%(e)         7%

International Value

5/20/05 (a) to
8/31/05........         $788,432        .15%                .94%                   3.56%(e)         23%

International Growth

5/20/05 (a) to
8/31/05........         $517,594        .15%                .24%                   1.78%(e)         19%

Short Duration Bond

5/20/05 (a) to
8/31/05........         $652,505        .15%                .19%                   3.88%(e)         83%

Intermediate Duration
Bond

5/20/05 (a) to
8/31/05........         $807,065        .10%                --                     4.13%            206%

Inflation Protected
Securities

5/20/05 (a) to
8/31/05........         $263,128        .15%                .52%                   4.34%(e)         3%

High-Yield

5/20/05 (a) to
8/31/05........         $258,236        .20%                .45%                   7.42%(e)         23%

Small-Mid Cap Value

5/20/05 (a) to
8/31/05........         $320,038        .15%                .34%                   1.62%(e)         8%

Small-Mid Cap Growth

5/20/05 (a) to
8/31/05........         $287,536        .15%                .41%                   .37%(e)          21%

----------
(a)  Commencement of operations.
(b)  Based on average shares outstanding during the period.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.
(d)  Annualized
(e)  Net of fees and expenses waived/reimbursed by the Adviser.

--------------------------------------------------------------------------------

                                   APPENDIX A

                                  BOND RATINGS

--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards.
    Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3.   There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt.
    However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality.
     The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality.
     The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

For more information about the Portfolios, the following documents are available upon request:

Annual and Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Strategies' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)

The Portfolios' SAI contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI and the auditor's report and financial statements in the Portfolios' most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:  Alliance Global Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By phone: For Information: (800) 221-5672
          For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-551-5850 for information on the operation of the Public Reference Room.

o Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102.

You also may find these documents and more information about Alliance on the Internet at: www.Alliancecapital.com.

Investment Company Act File No. 811-21673

SK 630608